UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

AB GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2018

Date of reporting period: May 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.18

SEMI-ANNUAL REPORT

AB GLOBAL REAL ESTATE INVESTMENT FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Real Estate Investment Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 1

SEMI-ANNUAL REPORT

July 10, 2018

This report provides management’s discussion of fund performance for AB Global Real Estate Investment Fund for the semi-annual reporting period ended May 31, 2018.

The Fund’s investment objective is total return from long-term growth of capital and income.

NAV RETURNS AS OF MAY 31, 2018 (unaudited)

	6 Months	12 Months
AB GLOBAL REAL ESTATE INVESTMENT FUND
Class A Shares	1.19%	6.48%
Class B Shares[1]	0.76%	5.66%
Class C Shares	0.80%	5.66%
Advisor Class Shares[2]	1.26%	6.72%
Class R Shares[2]	1.04%	6.15%
Class K Shares[2]	1.12%	6.43%
Class I Shares[2]	1.38%	6.87%
Primary Benchmark: FTSE EPRA/NAREIT Developed RE Index (net)	0.22%	4.93%
FTSE EPRA/NAREIT Developed RE Index (gross)	0.76%	5.98%
MSCI World Index (net)	1.84%	11.57%
S&P 500 Index	3.16%	14.38%

Performance returns for the FTSE EPRA/NAREIT Developed RE Index are shown both net and gross of withholding taxes on dividends. More specifically, net performance returns are calculated applying dividend withholding tax rates applicable to non-resident persons who do not benefit from double taxation treaties; gross performance returns do not take into account such dividend withholding taxes.

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Developed Real Estate (“RE”) Index (net), for the six- and 12-month periods ended May 31, 2018. The table also includes a comparison to the global equity market, as represented by the Morgan

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Stanley Capital International (“MSCI”) World Index (net), and a comparison to the overall US stock market, as represented by the Standard & Poor’s (“S&P”) 500 Index.

All share classes of the Fund outperformed the primary benchmark during both periods, before sales charges. For the six-month period, stock selection contributed relative to the benchmark; the largest contributors were from the diversified and residential sectors. Sector selection detracted from returns, primarily because of an underweight to the specialty sector, which was partially offset by an underweight to the retail sector.

For the 12-month period, sector selection contributed to returns, mainly due to an underweight to the health care sector, while an underweight to the specialty sector detracted. Stock selection also contributed to returns. The largest contributors were from the diversified and residential sectors, while selection within the lodging sector detracted.

The Fund utilized derivatives in the form of foreign currency forwards for hedging and investment purposes, which had an immaterial impact on absolute returns for the six-month period, and detracted for the 12-month period. The Fund’s performance was not impacted by leverage during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Real estate markets rose during both periods, benefiting from broad-based global growth. The FTSE EPRA/NAREIT Developed RE Index (net) finished the 12-month period up 4.93%. The MSCI World Index (net) rose 11.57% during the same period.

Real estate fundamentals were stable in most regions. In Australia, demand for office space was very strong, especially in Sydney and Melbourne. Occupancy rates in Japan’s office market were at historically high levels in many regions and rents continued to grow in Tokyo, though an expected increase in the supply of new office buildings loomed. In the UK, London office values declined slowly, and Brexit negotiations made the outlook for demand uncertain. In Continental Europe, property values in the German residential market continued to rise. Most segments of the US property market were characterized by balanced fundamentals. In the industrial sector, growth in e-commerce retailing supported ongoing demand growth, which has resulted in high occupancy levels and strong rent growth.

The Fund’s Senior Investment Management Team is continuing to find attractive opportunities across a wide group of countries and sectors, focusing on attractively priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

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INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in US and non-US issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund’s investment policies emphasize investments in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may invest from time to time in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE® EPRA/NAREIT Developed RE Index is a market value-weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	6.48%	1.98%
5 Years	5.49%	4.58%
10 Years	3.93%	3.48%
CLASS B SHARES
1 Year	5.66%	1.66%
5 Years	4.66%	4.66%
10 Years[1]	3.26%	3.26%
CLASS C SHARES
1 Year	5.66%	4.66%
5 Years	4.71%	4.71%
10 Years	3.17%	3.17%
ADVISOR CLASS SHARES[2]
1 Year	6.72%	6.72%
5 Years	5.76%	5.76%
10 Years	4.21%	4.21%
CLASS R SHARES[2]
1 Year	6.15%	6.15%
5 Years	5.17%	5.17%
10 Years	3.67%	3.67%
CLASS K SHARES[2]
1 Year	6.43%	6.43%
5 Years	5.49%	5.49%
10 Years	3.99%	3.99%
CLASS I SHARES[2]
1 Year	6.87%	6.87%
5 Years	5.86%	5.86%
10 Years	4.34%	4.34%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.33%, 2.13%, 2.08%, 1.09%, 1.61%, 1.35% and 0.98% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	2.39%
5 Years	5.59%
10 Years	4.96%
CLASS B SHARES
1 Year	2.14%
5 Years	5.68%
10 Years[1]	4.74%
CLASS C SHARES
1 Year	5.19%
5 Years	5.72%
10 Years	4.65%
ADVISOR CLASS SHARES[2]
1 Year	7.23%
5 Years	6.79%
10 Years	5.72%
CLASS R SHARES[2]
1 Year	6.58%
5 Years	6.18%
10 Years	5.15%
CLASS K SHARES[2]
1 Year	6.93%
5 Years	6.51%
10 Years	5.48%
CLASS I SHARES[2]
1 Year	7.28%
5 Years	6.87%
10 Years	5.82%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2017	Ending Account Value 5/31/2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,011.90	$6.72	1.34%
Hypothetical**	$1,000	$1,018.25	$6.74	1.34%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 12/1/2017	Ending Account Value 5/31/2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class B
Actual	$1,000	$1,007.60	$10.71	2.14%
Hypothetical**	$1,000	$1,014.26	$10.75	2.14%
Class C
Actual	$1,000	$1,008.00	$10.46	2.09%
Hypothetical**	$1,000	$1,014.51	$10.50	2.09%
Advisor Class
Actual	$1,000	$1,012.60	$5.42	1.08%
Hypothetical**	$1,000	$1,019.55	$5.44	1.08%
Class R
Actual	$1,000	$1,010.40	$8.42	1.68%
Hypothetical**	$1,000	$1,016.55	$8.45	1.68%
Class K
Actual	$1,000	$1,011.20	$6.87	1.37%
Hypothetical**	$1,000	$1,018.10	$6.89	1.37%
Class I
Actual	$1,000	$1,013.80	$5.17	1.03%
Hypothetical**	$1,000	$1,019.80	$5.19	1.03%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $139.7

1	All data are as of May 31, 2018. The Fund’s industry and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” industry type weightings represent 0.6% or less in the following industries: Construction & Engineering, Diversified Banks, Health Care Facilities, Highways & Railtracks, Homebuilding, Industrial Conglomerates and Thrifts & Mortgage Finance.

3	“Other” country weightings represent 0.5% or less in the following countries: Brazil, China, Ireland, Israel, New Zealand and Norway.

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

May 31, 2018 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Simon Property Group, Inc.	$6,113,675	4.4%
Vonovia SE	4,099,891	2.9
CK Asset Holdings Ltd.	3,495,291	2.5
Deutsche Wohnen SE	3,355,143	2.4
Mitsui Fudosan Co., Ltd.	3,323,122	2.4
Essex Property Trust, Inc.	2,810,993	2.0
Digital Realty Trust, Inc.	2,712,795	2.0
Duke Realty Corp.	2,293,186	1.6
Sun Communities, Inc.	2,260,668	1.6
Prologis, Inc.	2,234,876	1.6
	$32,699,640	23.4%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

May 31, 2018 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.4%
Real Estate – 92.9%
Diversified Real Estate Activities – 6.7%
Kerry Properties Ltd.	149,500	$797,288
Mitsubishi Estate Co., Ltd.	82,700	1,496,390
Mitsui Fudosan Co., Ltd.	132,900	3,323,122
Sumitomo Realty & Development Co., Ltd.	43,000	1,618,217
Sun Hung Kai Properties Ltd.	44,000	707,778
UOL Group Ltd.	225,100	1,361,227

		9,304,022

Diversified REITs – 11.5%
Activia Properties, Inc.	210	933,348
Armada Hoffler Properties, Inc.	77,025	1,109,160
Dream Global Real Estate Investment Trust	61,720	708,309
Empire State Realty Trust, Inc. – Class A	66,170	1,122,243
Fonciere Des Regions(a)	10,470	1,091,411
GPT Group (The)	361,630	1,372,089
H&R Real Estate Investment Trust	54,770	853,696
Hulic Reit, Inc.	434	681,792
ICADE	14,800	1,374,677
Kenedix Office Investment Corp. – Class A	135	836,245
Land Securities Group PLC	98,420	1,214,815
Liberty Property Trust	47,170	2,085,386
Merlin Properties Socimi SA	95,445	1,318,457
Mirvac Group	811,670	1,408,731

		16,110,359

Health Care REITs – 4.2%
HCP, Inc.	41,782	1,001,514
Healthcare Realty Trust, Inc.	39,170	1,066,991
LTC Properties, Inc.	9,535	392,270
Medical Properties Trust, Inc.	129,340	1,755,144
Sabra Health Care REIT, Inc.	80,780	1,674,569

		5,890,488

Hotel & Resort REITs – 4.2%
MGM Growth Properties LLC – Class A	36,170	1,073,526
Park Hotels & Resorts, Inc.	50,450	1,625,499
RLJ Lodging Trust	74,540	1,744,236
Summit Hotel Properties, Inc.	94,900	1,451,021

		5,894,282

Industrial REITs – 7.8%
Duke Realty Corp.	81,550	2,293,186
Goodman Group	164,810	1,161,579
PLA Administradora Industrial S de RL de CV(b)	234,500	332,033
Prologis, Inc.	34,730	2,234,876
Rexford Industrial Realty, Inc.	41,460	1,296,454
Segro PLC	135,686	1,179,183
STAG Industrial, Inc.	60,700	1,617,048
Tritax Big Box REIT PLC	379,870	757,194

		10,871,553

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Office REITs – 11.6%
Alexandria Real Estate Equities, Inc.	16,380	$2,046,190
alstria office REIT-AG	42,960	633,652
Brandywine Realty Trust	102,840	1,672,178
CapitaLand Commercial Trust	659,300	840,456
Champion REIT	982,000	685,048
Columbia Property Trust, Inc.	61,519	1,360,800
Corporate Office Properties Trust	35,810	999,099
Hibernia REIT PLC	217,000	371,393
Investa Office Fund	259,371	988,316
Japan Real Estate Investment Corp.	166	869,916
JBG SMITH Properties	20,790	766,943
Kilroy Realty Corp.	18,380	1,399,637
Nippon Building Fund, Inc.	122	683,058
Orix JREIT, Inc.	30	47,342
SL Green Realty Corp.	16,710	1,629,559
Workspace Group PLC	83,620	1,263,739

		16,257,326

Real Estate Development – 3.3%
CK Asset Holdings Ltd.	420,500	3,495,291
Metrovacesa SA(b)(c)	22,700	399,919
Times China Holdings Ltd.	445,000	714,091

		4,609,301

Real Estate Operating Companies – 10.5%
Aroundtown SA	183,010	1,525,278
Azrieli Group Ltd.	11,670	568,286
CA Immobilien Anlagen AG	34,131	1,198,621
Deutsche Wohnen SE	71,570	3,355,143
Entra ASA(c)	47,512	674,106
Fabege AB	87,880	1,035,301
Hongkong Land Holdings Ltd.	60,400	437,891
Kungsleden AB	76,720	532,448
Vonovia SE	86,986	4,099,891
Wharf Real Estate Investment Co., Ltd.	161,000	1,237,960

		14,664,925

Residential REITs – 11.9%
American Campus Communities, Inc.	23,620	947,162
American Homes 4 Rent – Class A	88,680	1,766,506
Camden Property Trust	23,730	2,088,240
Essex Property Trust, Inc.	11,760	2,810,993
Independence Realty Trust, Inc.	144,420	1,400,874
Japan Rental Housing Investments, Inc.	1,229	985,989
Killam Apartment Real Estate Investment Trust	127,900	1,501,340
Mid-America Apartment Communities, Inc.	17,500	1,637,300
Sun Communities, Inc.	23,383	2,260,668
UNITE Group PLC (The)	104,271	1,177,654

		16,576,726

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Retail REITs – 14.1%
Charter Hall Retail REIT	218,731	$696,892
Fukuoka REIT Corp.	533	854,436
Japan Retail Fund Investment Corp.	612	1,109,845
Kenedix Retail REIT Corp.	311	691,018
Klepierre SA	30,699	1,195,823
Link REIT	243,761	2,147,697
National Retail Properties, Inc.	47,750	1,978,283
Regency Centers Corp.	33,280	1,932,902
Retail Opportunity Investments Corp.	68,090	1,233,791
Simon Property Group, Inc.	38,158	6,113,675
Unibail-Rodamco SE	2,520	567,253
Urban Edge Properties	49,820	1,089,563

		19,611,178

Specialized REITs – 7.1%
American Tower Corp.	4,980	689,083
Crown Castle International Corp.	6,330	659,269
CubeSmart	63,650	1,941,325
Digital Realty Trust, Inc.	25,240	2,712,795
EPR Properties	19,630	1,205,086
Equinix, Inc.	2,630	1,043,715
National Storage Affiliates Trust	47,058	1,323,271
Safestore Holdings PLC	50,150	373,608

		9,948,152

		129,738,312

Transportation – 1.2%
Airport Services – 1.0%
Sydney Airport	247,570	1,360,857

Highways & Railtracks – 0.2%
Transurban Group	39,219	351,257

		1,712,114

Materials – 1.1%
Construction Materials – 1.1%
Fletcher Building Ltd.	149,667	689,951
Grupo Cementos de Chihuahua SAB de CV	163,320	857,189

		1,547,140

Capital Goods – 0.8%
Construction & Engineering – 0.5%
Shimizu Corp.	75,700	737,994

Industrial Conglomerates – 0.3%
Hopewell Holdings Ltd.	128,500	438,853

		1,176,847

Health Care Equipment & Services – 0.6%
Health Care Facilities – 0.6%
Chartwell Retirement Residences	78,410	878,076

16 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Consumer Durables & Apparel – 0.4%
Homebuilding – 0.4%
Construtora Tenda SA(b)		45,700	$305,685
MRV Engenharia e Participacoes SA		73,100	263,847

			569,532

Banks – 0.4%
Diversified Banks – 0.1%
Unicaja Banco SA(c)		57,318	99,372

Thrifts & Mortgage Finance – 0.3%
Aareal Bank AG		9,820	421,277

			520,649

Total Common Stocks (cost $119,748,845)			136,142,670

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.2%
Time Deposits – 0.7%
ANZ, London 0.76%, 6/01/18	AUD	37	28,004
BBH, Grand Cayman (1.49)%, 6/01/18	CHF	3	2,564
(0.92)%, 6/01/18	SEK	164	18,602
0.20%, 6/01/18	NOK	340	41,529
0.85%, 6/01/18	NZD	19	13,283
BNP Paribas, Paris 0.39%, 6/01/18	SGD	779	582,203
0.60%, 6/01/18	HKD	825	105,244
DNB, Oslo (0.22)%, 6/01/18	JPY	3,645	33,507
Royal Bank of Canada, Toronto 0.51%, 6/01/18	CAD	36	27,756
Sumitomo, Tokyo (0.58)%, 6/01/18	EUR	30	35,524
0.23%, 6/01/18	GBP	19	24,703

Total Time Deposits (cost $914,844)			912,919

		Shares
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. –Government Money Market Portfolio – Class AB, 1.57%(d)(e)(f) (cost $764,279)		764,279	764,279

Total Short-Term Investments (cost $1,679,123)			1,677,198

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 98.6% (cost $121,427,968)		$137,819,868

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(d)(e)(f) (cost $1,107,147)	1,107,147	1,107,147

Total Investments – 99.4% (cost $122,535,115)		138,927,015
Other assets less liabilities – 0.6%		774,797

Net Assets – 100.0%		$139,701,812

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	2,055	USD	550	6/04/18	$(1,913)
Bank of America, NA	BRL	912	USD	256	6/04/18	11,357
Bank of America, NA	USD	563	BRL	2,055	6/04/18	(11,195)
Bank of America, NA	USD	244	BRL	912	6/04/18	849
Bank of America, NA	BRL	2,055	USD	561	7/03/18	11,182
Barclays Bank PLC	CAD	888	USD	691	6/19/18	5,678
Barclays Bank PLC	CHF	1,266	USD	1,328	6/19/18	41,785
Barclays Bank PLC	JPY	58,606	USD	535	6/19/18	(4,695)
Barclays Bank PLC	MXN	22,317	USD	1,185	6/19/18	68,657
Barclays Bank PLC	USD	2,252	SGD	2,951	6/19/18	(47,121)
Barclays Bank PLC	USD	667	CHF	653	9/14/18	1,945
Brown Brothers Harriman & Co.	EUR	1,080	USD	1,338	6/19/18	74,093
Brown Brothers Harriman & Co.	GBP	680	USD	919	6/19/18	14,431
Brown Brothers Harriman & Co.	JPY	28,400	USD	268	6/19/18	6,172
Brown Brothers Harriman & Co.	NOK	3,557	USD	457	6/19/18	21,645
Brown Brothers Harriman & Co.	NZD	990	USD	710	6/19/18	17,144
Brown Brothers Harriman & Co.	SEK	4,157	USD	471	6/19/18	(1,185)
Brown Brothers Harriman & Co.	SGD	516	USD	385	6/19/18	(579)
Brown Brothers Harriman & Co.	USD	336	AUD	437	6/19/18	(5,184)
Brown Brothers Harriman & Co.	USD	696	CAD	888	6/19/18	(11,001)
Brown Brothers Harriman & Co.	USD	1,468	CHF	1,382	6/19/18	(63,934)
Brown Brothers Harriman & Co.	USD	427	EUR	345	6/19/18	(23,597)
Brown Brothers Harriman & Co.	USD	680	GBP	489	6/19/18	(29,946)
Brown Brothers Harriman & Co.	USD	420	NOK	3,345	6/19/18	(11,266)
Brown Brothers Harriman & Co.	USD	502	SEK	4,157	6/19/18	(29,679)
Brown Brothers Harriman & Co.	USD	424	SGD	566	6/19/18	(1,293)
Citibank, NA	EUR	1,369	USD	1,717	6/19/18	114,612
Citibank, NA	NOK	4,288	USD	554	6/19/18	30,145
Citibank, NA	USD	1,992	CHF	1,827	6/19/18	(135,688)
Citibank, NA	USD	859	JPY	90,487	6/19/18	(25,870)

18 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	1,054	NOK	8,525	6/19/18	$(11,219)
Credit Suisse International	BRL	1,143	USD	325	6/04/18	18,513
Credit Suisse International	USD	306	BRL	1,143	6/04/18	1,064
Morgan Stanley Capital Services LLC	EUR	1,170	USD	1,383	9/14/18	4,376
Royal Bank of Scotland PLC	JPY	62,087	USD	585	6/19/18	13,710
Royal Bank of Scotland PLC	SGD	1,148	USD	877	6/19/18	19,001
Royal Bank of Scotland PLC	USD	573	GBP	410	6/19/18	(27,681)
Standard Chartered Bank	JPY	88,822	USD	817	9/14/18	(5,575)
UBS AG	CHF	1,276	USD	1,284	6/19/18	(12,386)
UBS AG	USD	604	AUD	798	9/14/18	(30)

						$15,322

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, the aggregate market value of these securities amounted to $1,173,397 or 0.8% of net assets.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Affiliated investments.

Currency Abbreviations:
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – Euro
GBP – Great British Pound
HKD – Hong Kong Dollar
JPY – Japanese Yen
MXN – Mexican Peso
NOK – Norwegian Krone
NZD – New Zealand Dollar
SEK – Swedish Krona
SGD – Singapore Dollar
USD – United States Dollar
Glossary:
REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 19

STATEMENT OF ASSETS & LIABILITIES

May 31, 2018 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $120,663,689)	$137,055,589 (a)
Affiliated issuers (cost $1,871,426—including investment of cash collateral for securities loaned of $1,107,147)	1,871,426
Foreign currencies, at value (cost $48,893)	44,911
Receivable for investment securities sold	4,854,165
Unrealized appreciation on forward currency exchange contracts	476,359
Unaffiliated dividends receivable	463,644
Receivable for capital stock sold	139,000
Affiliated dividends receivable	2,488

Total assets	144,907,582

Liabilities
Payable for investment securities purchased and foreign currency transactions	3,248,526
Collateral due to Securities Lending Agent	1,107,147
Unrealized depreciation on forward currency exchange contracts	461,037
Payable for capital stock redeemed	148,242
Advisory fee payable	64,198
Administrative fee payable	28,926
Distribution fee payable	25,888
Transfer Agent fee payable	6,322
Directors’ fee payable	1,963
Due to Custodian	12
Accrued expenses and other liabilities	113,509

Total liabilities	5,205,770

Net Assets	$139,701,812

Composition of Net Assets
Capital stock, at par	$9,703
Additional paid-in capital	128,904,946
Distributions in excess of net investment income	(4,618,836)
Accumulated net realized loss on investment and foreign currency transactions	(991,391)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	16,397,390

$139,701,812

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$64,344,185	4,445,384	$14.47	*

B	$489,050	34,219	$14.29

C	$8,275,805	578,197	$14.31

Advisor	$44,119,276	3,079,118	$14.33

R	$6,982,483	488,531	$14.29

K	$9,439,113	657,470	$14.36

I	$6,051,900	419,660	$14.42

(a)	Includes securities on loan with a value of $1,073,690 (See Note E).

*	The maximum offering price per share for Class A shares was $15.11, which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2018 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $160,881)	$2,931,722
Affiliated issuers	8,141
Securities lending income	10,464
Interest	808	$2,951,135

Expenses
Advisory fee (see Note B)	387,504
Distribution fee—Class A	78,553
Distribution fee—Class B	2,536
Distribution fee—Class C	43,967
Distribution fee—Class R	17,625
Distribution fee—Class K	11,760
Transfer agency—Class A	53,154
Transfer agency—Class B	574
Transfer agency—Class C	7,697
Transfer agency—Advisor Class	40,035
Transfer agency—Class R	9,165
Transfer agency—Class K	9,407
Transfer agency—Class I	2,840
Registration fees	54,576
Custodian	52,931
Audit and tax	36,775
Administrative	33,709
Legal	19,288
Printing	18,631
Directors’ fees	14,247
Miscellaneous	28,800

Total expenses	923,774
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(1,193)

Net expenses		922,581

Net investment income		2,028,554

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		2,064,012
Forward currency exchange contracts		(122,627)
Foreign currency transactions		(43,396)
Net change in unrealized appreciation/depreciation on:
Investments		(2,539,264)
Forward currency exchange contracts		93,559
Foreign currency denominated assets and liabilities		12,878

Net loss on investment and foreign currency transactions		(534,838)

Net Increase in Net Assets from Operations		$1,493,716

See notes to financial statements.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,028,554	$3,122,413
Net realized gain on investment and foreign currency transactions	1,897,989	5,301,904
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(2,432,827)	11,346,789

Net increase in net assets from operations	1,493,716	19,771,106
Dividends to Shareholders from
Net investment income
Class A	(3,648,960)	(1,830,640)
Class B	(30,612)	(13,327)
Class C	(514,494)	(341,023)
Advisor Class	(3,005,545)	(1,010,458)
Class R	(405,903)	(187,754)
Class K	(559,330)	(235,457)
Class I	(268,032)	(130,794)
Capital Stock Transactions
Net decrease	(2,050,859)	(20,579,560)

Total decrease	(8,990,019)	(4,557,907)
Net Assets
Beginning of period	148,691,831	153,249,738

End of period (including distributions in excess of net investment income of ($4,618,836) and undistributed net investment income of $1,785,486, respectively)	$139,701,812	$148,691,831

See notes to financial statements.

22 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

May 31, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Global Real Estate Investment Fund, Inc. (the “Fund”), incorporated in the state of Maryland on July 15, 1996, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) to Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid-level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

24 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2018:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Real Estate	$74,184,594		$55,553,718		$	– 0	–	$129,738,312
Transportation	– 0	–	1,712,114			– 0	–	1,712,114
Materials	857,189		689,951			– 0	–	1,547,140
Capital Goods	– 0	–	1,176,847			– 0	–	1,176,847
Health Care Equipment & Services	878,076		– 0	–		– 0	–	878,076
Consumer Durables & Apparel	305,685		263,847			– 0	–	569,532
Banks	– 0	–	520,649			– 0	–	520,649
Short-Term Investments:
Time Deposits	– 0	–	912,919			– 0	–	912,919
Investment Companies	764,279		– 0	–		– 0	–	764,279
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,107,147		– 0	–		– 0	–	1,107,147

Total Investments in Securities	78,096,970		60,830,045	†		– 0	–	138,927,015

26 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	$	– 0	–	$476,359	$	– 0	–	$476,359
Liabilities
Forward Currency Exchange Contracts		– 0	–	(461,037)		– 0	–	(461,037)

Total^		$78,096,970		$60,845,367	$	– 0	–	$138,942,337

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

^	An amount of $10,311,954 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. There were de minimis transfers from Level 2 to Level 1 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies.

The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new

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NOTES TO FINANCIAL STATEMENTS (continued)

developments and process at vendors, 2) daily comparison of security valuation versus prior day for all fixed income securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

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NOTES TO FINANCIAL STATEMENTS (continued)

positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2018, the reimbursement for such services amounted to $33,709.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency

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NOTES TO FINANCIAL STATEMENTS (continued)

services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $41,912 for the six months ended May 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $593 from the sale of Class A shares and received $156, $59 and $87 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2018, such waiver amounted to $807.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2018 is as follows:

					Distributions
Fund	Market Value 11/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 05/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,145	$23,053	$23,434	$764	$5
Government Money Market Portfolio*	655	10,180	9,728	1,107	3

Total				$1,871	$8

*	Investment of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended May 31, 2018 amounted to $81,219 of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, affiliates of the Adviser.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,946,941, $2,349,926, $355,100 and $150,430 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$57,492,704		$65,663,014
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Gross unrealized appreciation	$20,039,820
Gross unrealized depreciation	(3,632,598)

Net unrealized appreciation	$16,407,222

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended May 31, 2018, the Fund had entered into the following derivatives:

Derivative Type	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$476,359	Unrealized depreciation on forward currency exchange contracts	$461,037

Total		$476,359		$461,037

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/ depreciation on forward currency exchange contracts	$(122,627)	$93,559

Total		$(122,627)	$93,559

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2018:

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$13,640,980
Average principal amount on sale contracts	$14,328,468

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of May 31, 2018. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA.	$23,388	$(13,108)		$	– 0	–	$	– 0	–	$10,280
Barclays Bank PLC	118,065	(51,816)			– 0	–		– 0	–	66,249
Brown Brothers Harriman & Co.	133,485	(133,485)			– 0	–		– 0	–	– 0	–
Citibank, NA.	144,757	(144,757)			– 0	–		– 0	–	– 0	–
Credit Suisse International.	19,577	– 0	–		– 0	–		– 0	–	19,577
Morgan Stanley Capital Services LLC.	4,376	– 0	–		– 0	–		– 0	–	4,376
Royal Bank of Scotland PLC	32,711	(27,681)			– 0	–		– 0	–	5,030

Total	$476,359	$(370,847)		$	– 0	–	$	– 0	–	$105,512	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA.	$13,108	$(13,108)		$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	51,816	(51,816)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	177,664	(133,485)			– 0	–		– 0	–	44,179
Citibank, NA.	172,777	(144,757)			– 0	–		– 0	–	28,020
Royal Bank of Scotland PLC	27,681	(27,681)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank.	5,575	– 0	–		– 0	–		– 0	–	5,575
UBS AG.	12,416	– 0	–		– 0	–		– 0	–	12,416

Total	$461,037	$(370,847)		$	– 0	–	$	– 0	–	$90,190	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by

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NOTES TO FINANCIAL STATEMENTS (continued)

taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2018, the Fund had securities on loan with a value of $1,073,690 and had received cash collateral which has been invested into Government Money Market Portfolio of $1,107,147. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

earned securities lending income of $10,464 and $3,038 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended May 31, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2018, such waiver amounted to $386. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017

Class A
Shares sold	433,185	709,800	$6,001,004	$10,117,478

Shares issued in reinvestment of dividends	216,034	108,890	3,110,619	1,504,846

Shares converted from Class B	5,143	12,663	73,176	180,551

Shares converted from Class C	4,430	609,208	63,106	8,673,452

Shares redeemed	(494,566)	(2,373,488)	(7,005,542)	(34,353,636)

Net increase (decrease)	164,226	(932,927)	$2,242,363	$(13,877,309)

Class B
Shares sold	1,278	4,689	$17,967	$64,916

Shares issued in reinvestment of dividends	2,090	959	29,813	12,804

Shares converted to Class A	(5,207)	(12,808)	(73,176)	(180,552)

Shares redeemed	(3,445)	(11,727)	(48,675)	(165,351)

Net decrease	(5,284)	(18,887)	$(74,071)	$(268,183)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017

Class C
Shares sold	21,518	89,933	$301,169	$1,290,068

Shares issued in reinvestment of dividends	32,685	22,280	466,725	294,767

Shares converted to Class A	(4,478)	(617,403)	(63,106)	(8,673,452)

Shares redeemed	(126,563)	(447,015)	(1,766,218)	(6,244,212)

Net decrease	(76,838)	(952,205)	$(1,061,430)	$(13,332,829)

Advisor Class
Shares sold	725,248	2,392,538	$10,137,162	$34,441,471

Shares issued in reinvestment of dividends	131,831	42,981	1,877,677	589,325

Shares redeemed	(1,216,496)	(1,754,582)	(16,822,854)	(24,838,319)

Net increase (decrease)	(359,417)	680,937	$(4,808,015)	$10,192,477

Class R
Shares sold	79,530	114,031	$1,106,041	$1,605,410

Shares issued in reinvestment of dividends	28,513	13,892	405,901	187,753

Shares redeemed	(107,545)	(283,106)	(1,482,583)	(4,010,171)

Net increase (decrease)	498	(155,183)	$29,359	$(2,217,008)

Class K
Shares sold	64,294	146,045	$904,295	$2,079,246

Shares issued in reinvestment of dividends	39,170	17,239	559,327	235,456

Shares redeemed	(105,090)	(209,532)	(1,472,395)	(2,966,762)

Net decrease	(1,626)	(46,248)	$(8,773)	$(652,060)

Class I
Shares sold	147,314	108,694	$2,092,277	$1,558,676

Shares issued in reinvestment of dividends	18,715	9,460	268,032	130,794

Shares redeemed	(50,798)	(143,729)	(730,601)	(2,114,118)

Net increase (decrease)	115,231	(25,575)	$1,629,708	$(424,648)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid,

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NOTES TO FINANCIAL STATEMENTS (continued)

difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2018. Effective July 3, 2018, the Facility will be increased to $325 million.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending November 2018 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$3,749,453	$5,571,798

Total taxable distributions paid	$3,749,453	$5,571,798

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,953,244
Accumulated capital and other losses	(1,945,856	)(a)
Unrealized appreciation/(depreciation)	11,718,937	(b)

Total accumulated earnings/(deficit)	$17,726,325

(a)	As of November 30, 2017, the Fund had a net capital loss carryforward of $1,945,856. During the fiscal year, the Fund utilized $2,491,969 of capital loss carry forwards to offset current year net realized gains. The Fund also had $38,802,626 of capital loss carryforwards expire during the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2017, the Fund had a net capital loss carryforward of $1,945,856 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$1,945,856	N/A	2018

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

40 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2018 (unaudited)		Year Ended November 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 15.15		$ 13.61		$ 13.95		$ 14.65	$ 13.39	$ 12.91

Income From Investment Operations
Net investment income(a)	.20	(b)	.29	(b)	.29	(b)	.25	.28	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		1.60		(.12)		(.30)	1.48	.98

Net increase (decrease) in net asset value from operations	.17		1.89		.17		(.05)	1.76	1.26

Less: Dividends
Dividends from net investment income	(.85)		(.35)		(.51)		(.65)	(.50)	(.78)

Net asset value, end of period	$ 14.47		$ 15.15		$ 13.61		$ 13.95	$ 14.65	$ 13.39

Total Return
Total investment return based on net asset value(c)	1.19%		14.12%		1.13%		(0.36)%	13.68%	10.10%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,344		$64,862		$70,984		$76,020	$105,467	$79,216
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.34	%(d)	1.33%		1.29%		1.30%	1.37%	1.40%
Expenses, before waivers/ reimbursements	1.34	%(d)	1.33%		1.29%		1.30%	1.37%	1.40%
Net investment income	2.88	%(b)(d)	2.02	%(b)	2.04	%(b)	1.76%	2.01%	2.12%
Portfolio turnover rate	41%		78%		83%		73%	90%	115%

See footnote summary on page 47.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2018 (unaudited)		Year Ended November 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 14.97		$ 13.46		$ 13.79		$ 14.36	$ 13.08	$ 12.60

Income From Investment Operations
Net investment income(a)	.14	(b)	.18	(b)	.19	(b)	.14	.18	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		1.57		(.13)		(.30)	1.45	.96

Net increase (decrease) in net asset value from operations	.11		1.75		.06		(.16)	1.63	1.14

Less: Dividends
Dividends from net investment income	(.79)		(.24)		(.39)		(.41)	(.35)	(.66)

Net asset value, end of period	$ 14.29		$ 14.97		$ 13.46		$ 13.79	$ 14.36	$ 13.08

Total Return
Total investment return based on net asset value(c)	0.76%		13.20%		0.36%		(1.15)%	12.86%	9.31%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$489		$591		$786		$1,132	$1,822	$2,531
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.14	%(d)	2.13%		2.09%		2.09%	2.13%	2.13%
Expenses, before waivers/ reimbursements	2.14	%(d)	2.13%		2.09%		2.09%	2.13%	2.13%
Net investment income	2.02	%(b)(d)	1.30	%(b)	1.33	%(b)	1.00%	1.37%	1.36%
Portfolio turnover rate	41%		78%		83%		73%	90%	115%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2018 (unaudited)		Year Ended November 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 14.99		$ 13.46		$ 13.80		$ 14.41	$ 13.18	$ 12.71

Income From Investment Operations
Net investment income(a)	.14	(b)	.20	(b)	.17	(b)	.14	.18	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)		1.55		(.11)		(.29)	1.46	.96

Net increase (decrease) in net asset value from operations	.12		1.75		.06		(.15)	1.64	1.15

Less: Dividends
Dividends from net investment income	(.80)		(.22)		(.40)		(.46)	(.41)	(.68)

Net asset value, end of period	$ 14.31		$ 14.99		$ 13.46		$ 13.80	$ 14.41	$ 13.18

Total Return
Total investment return based on net asset value(c)	0.80%		13.21%		0.38%		(1.04)%	12.89%	9.34%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,276		$9,818		$21,627		$21,246	$22,426	$22,058
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.09	%(d)	2.08%		2.04%		2.05%	2.08%	2.11%
Expenses, before waivers/ reimbursements	2.09	%(d)	2.09%		2.05%		2.05%	2.08%	2.11%
Net investment income	2.06	%(b)(d)	1.39	%(b)	1.22	%(b)	.99%	1.32%	1.46%
Portfolio turnover rate	41%		78%		83%		73%	90%	115%

See footnote summary on page 47.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2018 (unaudited)		Year Ended November 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 15.01		$ 13.49		$ 13.83		$ 14.57	$ 13.33	$ 12.85

Income From Investment Operations
Net investment income(a)	.21	(b)	.37	(b)	.32	(b)	.28	.29	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)		1.53		(.11)		(.29)	1.50	.97

Net increase (decrease) in net asset value from operations	.19		1.90		.21		(.01)	1.79	1.29

Less: Dividends
Dividends from net investment income	(.87)		(.38)		(.55)		(.73)	(.55)	(.81)

Net asset value, end of period	$ 14.33		$ 15.01		$ 13.49		$ 13.83	$ 14.57	$ 13.33

Total Return
Total investment return based on net asset value(c)	1.26%		14.36%		1.42%		(0.07)%	14.02%	10.46%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,119		$51,605		$37,191		$26,202	$35,882	$13,274
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.08	%(d)	1.09%		1.03%		1.04%	1.07%	1.10%
Expenses, before waivers/ reimbursements	1.09	%(d)	1.09%		1.03%		1.04%	1.07%	1.10%
Net investment income	3.06	%(b)(d)	2.56	%(b)	2.27	%(b)	1.96%	2.12%	2.37%
Portfolio turnover rate	41%		78%		83%		73%	90%	115%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2018 (unaudited)		Year Ended November 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 14.97		$ 13.45		$ 13.80		$ 14.46	$ 13.22	$ 12.77

Income From Investment Operations
Net investment income(a)	.17	(b)	.26	(b)	.24	(b)	.20	.24	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)		1.56		(.13)		(.29)	1.46	.96

Net increase (decrease) in net asset value from operations	.15		1.82		.11		(.09)	1.70	1.21

Less: Dividends
Dividends from net investment income	(.83)		(.30)		(.46)		(.57)	(.46)	(.76)

Net asset value, end of period	$ 14.29		$ 14.97		$ 13.45		$ 13.80	$ 14.46	$ 13.22

Total Return
Total investment return based on net asset value(c)	1.04%		13.79%		0.76%		(0.60)%	13.41%	9.78%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,982		$7,307		$8,654		$9,583	$10,296	$9,477
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.68	%(d)	1.61%		1.60%		1.62%	1.65%	1.65%
Expenses, before waivers/ reimbursements	1.68	%(d)	1.61%		1.60%		1.62%	1.65%	1.65%
Net investment income	2.50	%(b)(d)	1.82	%(b)	1.72	%(b)	1.41%	1.74%	1.89%
Portfolio turnover rate	41%		78%		83%		73%	90%	115%

See footnote summary on page 47.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2018 (unaudited)		Year Ended November 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 15.04		$ 13.51		$ 13.85		$ 14.55	$ 13.31	$ 12.84

Income From Investment Operations
Net investment income(a)	.20	(b)	.30	(b)	.28	(b)	.25	.28	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		1.57		(.11)		(.30)	1.47	.96

Net increase (decrease) in net asset value from operations	.17		1.87		.17		(.05)	1.75	1.26

Less: Dividends
Dividends from net investment income	(.85)		(.34)		(.51)		(.65)	(.51)	(.79)

Net asset value, end of period	$ 14.36		$ 15.04		$ 13.51		$ 13.85	$ 14.55	$ 13.31

Total Return
Total investment return based on net asset value(c)	1.12%		14.12%		1.13%		(0.33)%	13.72%	10.14%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,439		$9,910		$9,530		$10,471	$10,767	$10,083
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.37	%(d)	1.35%		1.30%		1.30%	1.34%	1.34%
Expenses, before waivers/ reimbursements	1.37	%(d)	1.35%		1.30%		1.30%	1.34%	1.34%
Net investment income	2.82	%(b)(d)	2.12	%(b)	2.02	%(b)	1.73%	2.08%	2.22%
Portfolio turnover rate	41%		78%		83%		73%	90%	115%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2018 (unaudited)		Year Ended November 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 15.10		$ 13.57		$ 13.91		$ 14.64	$ 13.39	$ 12.90

Income From Investment Operations
Net investment income(a)	.23	(b)	.33	(b)	.33	(b)	.26	.33	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		1.59		(.12)		(.26)	1.48	.96

Net increase in net asset value from operations	.20		1.92		.21		.00 (e)	1.81	1.30

Less: Dividends
Dividends from net investment income	(.88)		(.39)		(.55)		(.73)	(.56)	(.81)

Net asset value, end of period	$ 14.42		$ 15.10		$ 13.57		$ 13.91	$ 14.64	$ 13.39

Total Return
Total investment return based on net asset value(c)	1.38%		14.46%		1.47%		0.04%	14.11%	10.50%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,052		$4,598		$4,477		$4,039	$2,485	$2,092
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.03	%(d)	.98%		.95%		.99%	1.01%	1.03%
Expenses, before waivers/ reimbursements	1.03	%(d)	.98%		.95%		.99%	1.01%	1.03%
Net investment income	3.28	%(b)(d)	2.31	%(b)	2.34	%(b)	1.83%	2.38%	2.53%
Portfolio turnover rate	41%		78%		83%		73%	90%	115%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Amount is less than $0.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2013 by 0.03%.

See notes to financial statements.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 47

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Eric J. Franco(2), Vice President

Ajit D. Ketkar(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global REIT Senior Investment Management Team. Messrs. Franco and Ketkar are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Real Estate Investment Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 49

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits

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relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 51

may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting.

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The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 53

This page is not part of the Shareholder Report or the Financial Statements.

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International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GRE-0152-0518

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Real Estate Investment Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 27, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 27, 2018